Exhibit 99.1

Annual Stockholders Meeting June 8, 2011

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward looking statements. These risks are outlined more particularly in Inland Diversified Real Estate Trust, Inc.’s (“Inland Diversified”) Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Report on Form 10-Q for the period ended March 31, 2011 and include but are not limited to:- Inland Diversified has a limited operating history and, as a company in its early stages of operations, has incurred losses in the past and may continue to incur losses- No public market currently exists, and one may never exist, for its shares, and Inland Diversified is not required to liquidate- Inland Diversified’s investment policies and strategies are very broad and permit it to invest in numerous types of commercial real estate - The amount and timing of distributions may vary, and there is no assurance that Inland Diversified will be able to continue paying distributions in any particular amount, if at all- The number and type of real estate assets Inland Diversified acquires will depend on the proceeds raised in its public offering- Inland Diversified may borrow up to 300% of its net assets, and principal and interest payments will reduce the funds available for distribution. As a matter of policy, the aggregate borrowings secured by all of its assets may not exceed 55% of the combined fair market value of its assets- Inland Diversified does not have employees and relies on its business manager and real estate managers to manage its business and assets- Two of Inland Diversified’s directors and two of the officers are employees of the sponsor and face competing demands for their time and service and may have conflicts in allocating their time to our business and assets- Inland Diversified does not have arm’s length agreements with its business manager, real estate managers or any other affiliates of its sponsor - Inland Diversified pays significant fees to its business manager, real estate managers and other affiliates of its sponsor- Inland Diversified’s business manager could recommend investments in an attempt to increase its fees which are generally based on a percentage of its invested assets and, in certain cases, the purchase price for the assets- Inland Diversified’s charter limits a person from owning more than 9.8% in value of its outstanding stock or more than 9.8% in value or in number of shares, whichever is more restrictive, of its outstanding common stock without prior approval of its board- Inland Diversified may fail to continue to qualify as a REIT This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which as been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of Inland Diversified’s offering. Any representation to the contrary is unlawful. The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Diversified by the companies. Further, none of these companies are affiliated with Inland Diversified in any manner. The Inland name and logo are registered trademarks being used under license. Date First Published: 6/8/11 Current Publication Date: 6/8/111

Table of Contents 1. Agenda 2. Directors and Executive Officers 3. Company Overview and Accomplishments 4. Property Management 5. Financial Highlights 2

3 Prattville Town Center - Prattville, AL

Agenda 1. Call to Order and Opening Remarks - Robert D. Parks, Chairman and Director of Inland Diversified Real Estate Trust, Inc. 2. Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation - Kevin Kelly, Inspector Elections, Morrow & Co. LLC. 3. Proxy Vote - Mr. Parks 4. Company Overview and Strategy - Barry L. Lazarus, President, Chief Operating Officer and Director of Inland Diversified Real Estate Trust, Inc. 5. Property Management - JoAnn Armenta, President and Chief Executive Officer of Inland Diversified Real Estate Services LLC 6. Financial Highlights - Steven T. Hippel, Chief Accounting Officer and Treasurer of Inland Diversified Real Estate Trust, Inc. 7. Report of the Vote - Mr. Kelly a. Election of Directors b. Ratification of KPMG LLP as Independent Auditors 8. Closing Remarks - Mr. Parks 4

The Inland Difference Inland Real Estate Group of Companies, Inc. 2009 Torch Award Winner Ethics in the Marketplace Better Business Bureau of Chicago and Northern Illinois* *The Inland Real Estate Group of Companies, Inc. was the 2009 winner, in the category including 1,000+ employees, of the thirteenth annual Torch Award for Marketplace Ethics, awarded by the Better Business Bureau serving Chicago & Northern Illinois (the “BBB”). The award is given to companies that the BBB identifies as exemplifying ethical business practices. In a press release issued by the BBB, the president and chief executive officer of the BBB noted that the 2009 competition had the largest number of nominations and entries, with more than 1,800 nominations from a wide variety of businesses. “Inland” refers to some or all of the entities that are a part of The Inland Real Estate Group of Companies, Inc. which is comprised of a group of independent legal entities some of which may be affiliates, share some common ownership or have been sponsored and managed by subsidiaries of Inland Real Estate Investment Corporation (“Inland Investments”). Inland Diversified is a Real Estate Investment Trust (“REIT”) sponsored by Inland Investments. E T H I C S 5

Directors and Executive Officers Barry L. Lazarus President, Chief Operating Officer and Director Robert D. Parks Chairman and Director Brenda G. Gujral Director Lee A. Daniels Independent Director Gerald W. Grupe Independent Director Heidi N. Lawton Independent Director Steven T. Hippel Chief Accounting Officer and Treasurer Charles H. Wurtzebach Independent Director Roberta Matlin Vice President JoAnn Armenta President and Chief Executive Officer of Property Management Cathleen M. Hrtanek Secretary 6

7 Colonial Town Center - Ft. Myers, FL

Company Overview and Accomplishments 8

Highlights of the Offering - Primary Offering $5.0 billion - Number of Shares of Common Stock 500,000,000 - Primary Share Price $10.00/share - Distribution Reinvestment Plan $9.50/share - Distributions1 Currently 6.0% annualized (on $10.00 share price) - Share Repurchase Program2 Limited, Interim Liquidity (see below) - REIT Status Election Made1Inland Diversified has paid distributions to stockholders of record in an amount equal to $0.00164384 which if paid each day for a 365-day period, would equal a 6% annualized rate based on a purchase price of $10.00. Inland Diversified intends to continue paying distributions for future periods in the amounts and at times as determined by its board of directors. The actual amount and timing of distributions is not guaranteed and depends on the amount of funds available. Net proceeds from the offering will not be used to fund these distributions.2Share Repurchase Program (SRP) – The SRP is designed to provide eligible stockholders with limited, interim liquidity by enabling them to sell shares back to Inland Diversified. Subject to certain restrictions as discussed in the prospectus, Inland Diversified may make “ordinary repurchases,” which are defined as all repurchases other than upon the death of a stockholder. The death of a stockholder is considered an “exceptional repurchase.” Inland Diversified may make exceptional repurchases of shares at a repurchase price equal to 100% of the share price. There is no one-year holding period for exceptional repurchases. Inland Diversified may make ordinary repurchases under the SRP only if it has sufficient funds available to complete the repurchase. In addition, Inland Diversified will limit the number of shares repurchased during any calendar year to 5% of the number of shares of common stock outstanding on December 31 of the previous calendar year. Inland Diversified’s board of directors, in its sole discretion, may at any time amend, suspend (in whole or in part), or terminate the SRP, with 30-day prior notice to stockholders. The board reserves the right in its sole discretion to change the repurchase prices or reject any requests for repurchases. Consult the prospectus, as supplemented, for a discussion of the program.- 92.5% of the share price for the stockholders who have owned their shares continuously for at least one year, but less than two years;- 95% of the share price for the stockholders who have owned their shares continuously for at least two years, but less than three years;- 97.5% of the share price for the stockholders who have owned their shares continuously for at least three years, but less than four years; and- 100% of the share price for the stockholders who have owned their shares continuously for at least four years.- The death of a stockholder is considered an “exceptional repurchase.” We may repurchase shares at a repurchase price equal to 100% of the share price. There is no one-year holding period, and no limitation on the amount available for redemption.9

Current Business Objectives Inland Diversified is currently focused on acquiring and developing commercial real estate located in the United States and Canada. Further, Inland Diversified has the ability to purchase other REITs or real estate operating companies. In particular, Inland Diversified is acquiring properties or entities owning properties such as: - Grocery-anchored shopping centers - Power and lifestyle retail assets (necessity-based) - Single tenant office - Multi-family assets - Medical office buildings - Ability to purchase other assets as attractive opportunities are available - Flexibility to take advantage of changing market conditions - Apply expertise in many facets of real estate and related activities 10

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.




ROSS



Experienced Management with Proven Track Record

Inland Diversified's management team has experience raising capital, acquiring, managing, developing and financing commercial real estate and related investments.

Robert Parks, Chairman of the Board

- Inland co-founder
- Over 42 years with Inland
- Current and past chief executive of Inland public programs

Barry Lazarus, President, Chief Operating Officer and Director

- Over 38 years with Inland
- Former president and CEO of Inland Retail Real Estate Trust, Inc. ("Inland Retail")
- Former president of Wisconsin Capital Land Fund

JoAnn Armenta, President and CEO of Inland Diversified Real Estate Services

- Over 14 years with Inland
- Former president of Inland Retail property management
- Formerly supervised Inland Retail due diligence team

Steve Hippel, Chief Accounting Officer and Treasurer

- Over 15 years of real estate industry experience
- Former senior vice president and CFO of ORIX Real Estate Capital, Inc.
- Former manager in the real estate practice at Big Four firm, Deloitte and Touche

TRACK RECORD

11

12 - Distributions paid to stockholders are not paid from investor capital, as committed to in the prospectus - No acquisition fees - Performance-based asset management fees - Focused due diligence applied to underwriting acquisitions Commitment to Stockholder Value I N T E G R I T Y

Financial Growth by Quarter Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Total Real Estate Assets Excluding Depreciation and Amortization 22,071,520 162,674,724 260,560,743 377,515,494 556,259,428 Total Gross Capital Raised 69,446,983 132,343,411 193,387,201 259,473,205 341,428,648 Net Loss Attributable to Common Stockholders (392,852) (730,842) (13,359) (605,936) (154,357) Cash Flow From Operations (301,089) 47,967 1,995,903 915,143 4,835,045 FFO (279,082) (73,282) 1,631,133 2,632,001 4,085,799 13

Other Growth Indicators - Substantial increase in the REIT’s business manager and property management level employees - Expansion in number of financing relationships - Line of credit originated and expanded - Expanding pipeline of properties under consideration for acquisition - Joint ventures opportunities 14

When Business as Usual is Not Business as Usual - The Inland Group regularly incubates new companies - The recession of 2008-2009 was the deepest since the 1930s - Inland Diversified structured in time of uncertainty - Corporate structure designed to meet best practice standards - Industry-wide capital accumulation down significantly from mid-2000s 15

Fundamentals Established in 2010 - Steady capital source - Growing pipeline of acquisitions - Established financing relationships - Core professional management team - Synergy 16

17 Northcrest Shopping Center - Charlotte, NC

Property Management 18

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.




BOOKS-A-MILLION



Investment Properties

As of March 31, 2011


WA
OR - 2%
MT
ND
MN
ME
ID
SD
WI - 5%
VT
NH 2%
NY - 3%
MA
RI
CT
WY
MI
NV
UT - 5%
NE - 2%
IA
PA
NJ
CA - 3%
CO
IL - 3%
IN - 6%
OH
DE
MD
KS
MO
WV
VA - 12%
DC
KY
AZ
NM
OK
TN
NC - 4%
AR
SC
MS
AL - 6%
GA - 1%
TX - 3%
LA - 11%
FL - 32%

- 33 Properties
- 3,422,591 Square Feet
- 16 States
- 300 Units

Percentages shown are based on square footage

Our Top Tenants As of 3/31/11	Percentage of Annualized Base Rental Income
Kohl's Department Stores	8.2%
Publix Grocery	5.7%

Occupancy As of 3/31/11	Percentage
Economic	97%
Physical	92%

MOMENTUM

19

Core Portfolio Allocation Based on Total Number of Properties as of March 31, 2011 Office 6% Multi-Family 3% Retail 91% 20 Landstown Commons - Virginia Beach, VA

Diverse Tenant Use Mix As of March 31, 2011 Pet Supplies 5% Drug Stores/Nutrition/ Medical 3% GroceryApparelConsumer ServicesDiscountMiscellaneousRestarant and Fast Food Lifestyle Home Health Pet Supplies Grocery 17% Home Goods 7% Lifestyle 14% Restaurant/Fast Food 6% Miscellaneous 2% Apparel 39% Discount 5% Consumer Services 4% 21

Significant Acquisitions Tradition Village Center - Port St. Lucie, FL Transaction Date: June 10, 2010 Cap Rate*: 6.53% Transaction Price: $19,827,000 Anchor Tenant**: Publix Leasable Area: 112,421 Square Feet Tenants Include: - Kilwin’s Chocolatier - UPS Store*We determine capitalization rate, or “cap rate,” by dividing the property’s annualized net operating income (“NOI”), existing at the date of acquisition, by the contract purchase price of the property. NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.**Anchor Tenant - The store within a shopping center that attracts or generates the majority of traffic. Achors are strategically placed to maximize traffic for all tenants. 22

Significant Acquisitions The Landing at Tradition - Port St. Lucie, FL Transaction Date: June 10, 2010 Cap Rate*: 7.61% Transaction Price: $53,878,000 Anchor Tenant**: T.J. Maxx Leasable Area: 359,775 Square Feet Tenants Include: - PetSmart - Bed Bath & Beyond *We determine capitalization rate, or “cap rate,” by dividing the property’s annualized net operating income (“NOI”), existing at the date of acquisition, by the contract purchase price of the property. NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies**Anchor Tenant - The store within a shopping center that attracts or generates the majority of traffic. Achors are strategically placed to maximize traffic for all tenants. 23

Significant Acquisitions Landstown Commons - Virginia Beach, VA Transaction Date: March 25, 2011 Cap Rate*: 7.18% Transaction Price: $91,164,000 Anchor Tenant**: Bed Bath & Beyond Leasable Area: 409,747 Square Feet Tenants Include: - Best Buy - PetSmart *We determine capitalization by the contract purchase including master leases, if any, reduced by operating expenses and existing vacancies. **Anchor Tenant - Th traffic for all tenants. 24

INLAND DIVERSIFIED
REAL ESTATE TRUST, INC.


T·J·maxx




Vitamin Shoppe

Property	Location	Tenants Include
Merrimack Village Center	Merrimack, NH	Shaw's
Pleasant Hill Commons	Kissimmee, FL	Publix
Draper Crossing	Draper, UT	Smith's, T.J. Maxx
Whispering Ridge	Omaha, NE	PetSmart, Sports Authority
Publix Shopping Center	St. Cloud, FL	Publix
The Landing at Tradition	Port St. Lucie, FL	Bed, Bath & Beyond, T.J. Maxx
Tradition Village Center	Port St. Lucie, FL	Publix
Regal Court	Shreveport, LA	JCPenney, Kohl's
Kohl's at Calvine Pointe	Elk Grove, CA	Kohl's
Lake City Commons	Lake City, FL	Publix
Temple Terrace	Temple Terrace, FL	Redevelopment JV
Kohl's Bend River Promenade	Bend, OR	Kohl's
The Crossings at Hillcroft	Houston, TX	300 Residential Units
Siemens' Building	Buffalo Grove, IL	Siemens' Corporation
Dollar General Porfolio	AL & GA (9 Locations)	Dollar General
Lima Marketplace	Fort Wayne, IN	Office Depot, PetSmart
Colonial Square Town Center	Fort Myers, FL	Kohl's
Shops at Village Walk	Fort Myers, FL	Publix
Bell Oaks Shopping Center	Newburgh, IN	Publix
Time Warner Cable Division HQ	East Syracuse, NY	Time Warner Cable
Landstown Commons	Virginia Beach, VA	Bed, Bath & Beyond, PetSmart
Prattville Town Center	Prattville, AL	Ross Dress for Less, T.J. Maxx
Northcrest Shopping Center	Charlotte, NC	REI, Old Navy, Dollar Tree
Village at Bay Park	Ashwaubenon, WI	JCPenney, DSW
Waxahachie Crossing	Waxahachie, TX	Best Buy, PetSmart

Information as of March 31, 2011

25

 Cap Rate1 Purchase Price Asset Class 8.54% $9.8m Retail 7.94% $12.4m Retail 9.18% $23.5m Retail 8.61% $10.2m Retail 9.25% $9.4m Retail 7.61% $53.9m Retail 6.53% $19.8m Retail 8.41% $43.5m Retail 7.60% $21.5m Retail 8.54% $10.6m Retail 9.00% $2.8m2 Retail 7.87% $17.0m Retail 7.31% $20.7m Multi-Family 7.21% $20.5m Office 8.15% $8.5m Retail 7.48% $15.2m Retail 7.69% $27.6m Retail 8.08% $10.8m Retail 7.51% $13.1m Retail 7.73% $18.1m Office 7.18% $91.2m Retail 7.50% $26.9m Retail 7.56% $27.0m Retail 8.99% $16.7m Retail 8.01% $15.5m Retail 261 We determine capitalization rate, or “cap rate,” by dividing the property’s annualized net operating income (“NOI”), existing at the date of acquisition, by the contract purchase price of the property. NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies 2 Total Investment through 3/31/11 totaled $2.8m. We have estimated $8.2m commitment to the joint venture remaining.

27 Regal Court - Shreveport, LA

Financial Highlights 28

Consolidated Financial Highlights As of and for the 3 Months Ended 3/31/11 As of and for the Year Ended 12/31/10 Total Consolidated Assets $635.2m $450.1m Stockholders’ Equity $292.0m $221.5m Distributions Declared $4.5m $8.2m Secured and Unsecured Borrowings $292.5m $192.7m Ratio of Total Secured and Unsecured Borrowings to Total Assets 46% 43% Weighted Average Interest Rate on Mortgage Loans 4.71% 5.16% Funds From Operations (“FFO”)* $4.1m $3.9m FFO Per Share $0.14 $0.29 *Funds From Operations (FFO): The most commonly accepted and reported measure of REIT operating performance. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to a REIT’s net income calculated in accordance with U.S. GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest. 29

FFO and Cash Flows From Operations As of 3 Months Ended 3/31/11 For the Year Ended 12/31/10 $4,085,799 $3,910,770 0 4,389,277 $4,085,799 $8,300,047 Fund From Operations* Voluntary Contributions From Sponsor** $4,835,045 $2,657,924 0 4,389,277 $4,835,045 $7,047,201 Cash Flow From Operations Voluntary Contributions From Sponsor** $4,074,050 $7,031,118 Distributions Paid *This is a non-GAAP measure. See Form 10-K for year ended 12/31/10, and Form 10-Q for quarter ended 3/31/11 for reconciliation to GAAP net income.**Our sponsor voluntarily contributed capital to ensure that no stockholder’s capital was returned as part of monthly distributions. On March 10, 2011, our sponsor forgave $1,500,000 in liabilities related to advances previously funded to Inland Diversified. This forgiveness of debt was recorded as a contribution by our sponsor to cover a portion of distributions paid in the fourth quarter of 2010.

INLAND DIVERSIFIED
REAL ESTATE TRUST, INC.




Publix



Manageable Mortgage Debt Maturities

As of March 31, 2011


Fixed
Variable
$200M
$180M
$160M
$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0M
$32.84M
$50.34M
$.22M
$6.81M
$79.09M
$99.29M
2011
2012
2013
2014
2015
Thereafter

	2011	2012	2013	2014	2015	Thereafter
Percentage of total assets	5.2%	7.9%	0.0%	1.1%	12.5%	15.6%
Percentage of total mortgage debt	12.2%	18.7%	0.1%	2.5%	29.4%	37.0%

31

Schedule of Fees and Expenses Paid (or Accrued) To Affiliates of Our Sponsor (1) for the Year Ended 12/31/10 Amount Comments Organization and Offering Expenses $22,008,569 Total organization and offering expenses may not exceed 15% of gross offering proceeds. Total organization and offering expenses were 12% of gross proceeds as of December 31, 2010. Acquisition Related Costs $568,301 Inland Diversified reimburses the business manager and its affiliates for expenses paid on its behalf in connection with acquiring real estate assets (regardless of whether acquired). Inland Diversified does not pay acquisition fees to its business manager or its affiliates. Business Management Fee $602,802 Inland Diversified pays a quarterly performance- based fee equal to a percentage of its “average invested assets.” $634,285 fee permanently waived for the year ended December 31, 2010.* Real Estate Management Fees $775,612 Monthly fee up to 4.5% of gross operating income for property management and leasing services. Fee for Purchasing, Selling and Servicing Mortgages $277,179 Loan placement fees of 0.2% of the principal amount of each loan that is placed for the company. Annual servicing fees are equal to .03% of the first $1 billion of serviced loans and .01% for all serviced loans over $1 billion. Investment Advisor Fee $37,275 Fees to purchase and monitor Inland Diversified’s investments in marketable securities. Ancillary Services Reimbursements $1,284,975 Reimbursements for actual services provided by affiliates. Total Operating Expenses (as defined in the prospectus) $2,475,219 Not to exceed the greater of 2% of average invested assets or 25% of net income, as defined in the prospectus, unless approved by the board of directors. Total operating expenses did not exceed this limit for the year ended December 31, 2010. (1)As reflected on Inland Diversified’s consolidated financial statements for the year ended 12/31/10 *If the Business M discretion, be waived permanently or accrued, without interest, to be paid at a later point in time. 32

Continued 2011 Momentum - Acquisitions Pipeline - Capital Raise - Distribution Coverage 33

The Track Record CompanyTM E X P E R T I S E A Program Sponsored by Inland Real Estate Investment Corporation 34

Inland Diversified Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, IL 60523 800.826.8228 www.inlanddiversified.com